ANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                    Investors
                                      Trust

                                DECEMBER 31, 1997

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                  --------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                          TRANSFER AGENT AND REGISTRAR
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                   LISTED NEW YORK STOCK EXCHANGE SYMBOL: JHI
                         JOHN HANCOCK CLOSED-END FUNDS:
                                 1-800-843-0090

                  --------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 were anything but dull. Bond investors enjoyed the benefits of a strong economy with no inflation. Stock investors were treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round began in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had bounced back, yet it and many markets remained edgy and more volatile as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

================================================================================

                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                 Investors Trust

                    Bond investors fared well in 1997 despite
                      pockets of nerve-wracking volatility

Fiscal 1997 began last January amid an unsettled market environment, as investors speculated on whether or not the Federal Reserve Board would raise interest rates to slow economic growth and head off inflation. Investor uncertainty culminated in a brief period of market turbulence in late February and March, as investors reacted to the Fed's 0.25% increase in short-term rates.

      Markets then regained their footing and moved forward with considerable strength until midsummer, when leading indicators began to suggest that economic growth was accelerating faster than anticipated and that higher inflation might yet be on the way. Investors responded to the data in knee-jerk fashion, causing bond prices to tumble and yields to rise across the board during much of August. With September's arrival, investors' inflation fears had abated. Bond prices turned upward yet again.

      Meanwhile, Asia's currency woes had continued to quietly build steam throughout the summer. Finally, the fiscal ills plaguing the Asian region boiled over into world markets in late October and early November. U.S. investment-grade corporate bonds, high-yield bonds, and emerging-market debt issues took a drubbing as investors worldwide flocked to the safety of U.S. Treasury securities. In fact, U.S. Treasury securities rallied so tremendously that by the Fund's fiscal year end, the yield on the bellwether 30-year Treasury bond tested historic lows, ending

"...bonds wound up having a good year."

[A 2 1/4" x 3" photo of the portfolio management team at bottom right. Caption reads: Jim Ho (seated) and Fund management team members (l - r): Lester Duke, Beverly Cleathero, Seth Robbins and Linda Carter]

================================================================================

                      John Hancock Funds - Investors Trust

Asian turmoil creates a buying opportunity in corporate bonds.

[Page 4 Chart with the heading "Top Five Bond Sectors" at top of left hand column. The chart lists five sectors: 1) U.S. Government & Agencies 30%; 2) Banks & Financials 26%; 3) Utilities 13%; 4) Media 7% 5) Transportation 6%. A footnote below states: "As a percentage of net assets on December 31, 1997."]

at 5.92%. By the year's end, the U.S. corporate and high-yield markets had also begun to regain their footing. Overall, bonds wound up having a good year.


      For John Hancock Investors Trust, fiscal 1997 also wrapped up on an attractive note. The Fund produced a strong total return of 10.32% at net asset value, outperforming the average open-end corporate debt A-rated fund's 9.17% return, according to Lipper Analytical Services, Inc.

Duration and yield curve strategies pay off

While we generally try to avoid making duration adjustments and yield curve positioning the focal points of our investment management, the strategies we employed during the year contributed to the Fund's solid performance. Throughout the period, we kept the Fund's average duration -- a measure of the Fund's sensitivity to interest rate changes -- relatively short-to-neutral in comparison to other comparable bond funds and its benchmark, the Lehman Brothers Government/Corporate Bond Index. In doing so, we aligned the Fund's assets at opposite ends of the yield curve -- a widely followed graph illustrating the difference between short-term and long-term interest rates -- owning both short-term and long-term securities. This positioning is known as a "barbell" structure and helped the Fund as the yield curve flattened considerably during the fiscal year. In fact, the difference in yield between the 2-year Treasury note and the 30-year Treasury bond was only slightly more than a quarter of a percentage point by fiscal year end.

      As the period drew to a close, we adjusted duration to a more solidly neutral position and shifted to a "bullet" strategy, redeploying assets in intermediate-term securities, thereby matching the benchmark's duration more closely. We have positioned the portfolio thus, believing the Fed will leave interest rates alone or perhaps even cut short-term rates should corporate profits come under pressure and the economy begin to slow as a result of Asia's economic turmoil. This, in turn, would most likely result in a steepening of the yield curve. Emphasizing intermediate-term securities, we believe, will best serve the Fund should the yield curve begin to steepen in the months ahead.

Sector strengths

In pursuing a high level of current income consistent with prudent investment risk, the Fund focuses on corporate bonds, while placing a secondary emphasis on U.S. Government and government agency securities. Investment-grade corporate bonds comprise the bulk of the portfolio's net assets and, therefore, its performance. However, each sector in which we chose to invest provided the Fund with respectable performance at different times during the year.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left hand column is "Investment"; the header for the right column is "Recent performance .. and what's behind the numbers." The first listing is "Nextel" followed by an up arrow and the phrase "Strong demand for wireless communications." The second listing is "NB Capital Trust" followed by a horizontal arrow and the phrase "Callable bond structure hurt by declining interest rates." The third listing is "TCI, Inc." followed by an up arrow and the phrase "Improvement in cable operations." Footnote below reads: "See "Schedule of Investments". Investment holdings are subject to change."]

================================================================================

                      John Hancock Funds - Investors Trust

[CHART OMITTED]

[Page 5 Bar chart with heading "Fund Performance" at top of the left hand column. Under the heading is the footnote "For the year ended December 31, 1997." The chart is scaled in increments of 2% from bottom to top, with 12% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 10.32% total return for John Hancock Investors Trust. The second represents the 9.17% total return for the Average open-end corporate debt A-rated fund. A footnote below reads: "The total return for John Hancock Investors Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc."]

--------------------------------------------------------------------------------

      Exposure to emerging-market corporate bonds early in the fiscal year proved fruitful; however, we gave back some, but not all, of the gains during the carnage of late October/early November. Fortunately, we discerned that turbulence was mounting in the Asian nations and sold out of most positions in that region during late summer, thereby avoiding much of the downturn. Naturally, volatility spilled over into other emerging markets, such as Latin America, in which the Fund had some exposure. We opportunistically sold out of many positions there as well, anticipating further turmoil down the road.

      As it became increasingly evident that investors worldwide were looking to U.S. Treasury securities as the safest haven, we opted to increase our weighting of U.S. Treasury issues slightly. On the other hand, the downward pressure that Asia's turmoil placed on U.S. high-yield and investment-grade corporate bonds also presented us with attractive buying opportunities in those groups. Believing that the fundamentals of many U.S. corporations remain solid, we bought on dips as selective credits grew more appealing on a valuation basis. We added to such existing holdings as Time Warner and TCI Communications. After conducting extensive research, we selectively purchased several high-yield bonds, including Physicians Sales & Service, Garden State Newspapers and Nextel Communications. The three main industry sectors we emphasized in the corporate arena included media, utilities and financial services, particularly banks.

Keeping a watchful eye on Asia

Current market conditions seem to suggest that bonds could continue to fare well in the months ahead. The impact of Asia's currency crisis may begin to create a drag on the U.S. economy in the form of cheaper export prices and lower corporate profitability. This prospect, combined with Fed Chairman Greenspan's recent remarks about the potential for deflation, hint at a classical bias toward lower interest rates. Given such a possibility, we expect to maintain a duration-neutral strategy and a "bullet" structure along the yield curve. We also will continue to upgrade the overall portfolio by moving into industry sectors that we believe are less subject to the vagaries of the economy -- media, utilities, and healthcare, for example. As always, selectivity will continue to be emphasized in terms of credit quality and valuation.

"...bonds could continue to fare well in the months ahead."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1997. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
    Publicly traded bonds and direct placement
      security (cost - $156,505,960) .......................      $ 163,752,965
    Joint repurchase agreement (cost -$3,138,000) ..........          3,138,000
    Corporate savings account ..............................                821
                                                                  -------------
                                                                    166,891,786
  Receivable for investments sold ..........................             26,000
  Interest receivable ......................................          2,935,274
  Receivable for variation margin - Note A .................                594
  Other assets .............................................              6,721
                                                                  -------------
                       Total Assets ........................        169,860,375
                       --------------------------------------------------------
Liabilities:
  Payable for investments purchased ........................          1,957,706
  Dividend payable .........................................            380,504
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ................................            370,425
  Accounts payable and accrued expenses ....................             93,760
                                                                  -------------
                       Total Liabilities ...................          2,802,395
                       --------------------------------------------------------
Net Assets:
  Capital paid-in ..........................................        160,792,613
  Accumulated net realized loss on investments and
    financial futures contracts ............................         (1,037,793)
  Net unrealized appreciation of investments and
    financial futures contracts ............................          7,249,838
  Undistributed net investment income ......................             53,322
                                                                  -------------
                       Net Assets ..........................      $ 167,057,980
                       ========================================================
Net Asset Value Per Share:
  (Based on 7,699,521 shares of beneficial
    interest outstanding - 20 million shares
    authorized with no par value) ..........................      $       21.70
    ===========================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1997
--------------------------------------------------------------------------------
Investment Income:
  Interest ....................................................      $13,614,749
                                                                     -----------
  Expenses:
    Investment management fee - Note B ........................        1,029,725
    Transfer agent fee - Note B ...............................          104,004
    Printing ..................................................           74,149
    Custodian fee .............................................           62,269
    Auditing fee ..............................................           36,500
    Financial services fee - Note B ...........................           29,961
    New York Stock Exchange fee ...............................           16,525
    Trustees' fees ............................................           12,959
    Miscellaneous .............................................            6,268
    Legal fees ................................................            3,385
                                                                     -----------
                       Total Expenses .........................        1,375,745
                       ---------------------------------------------------------
                       Net Investment Income ..................       12,239,004
                       ---------------------------------------------------------
Realized and Unrealized Gain on Investments and
Financial Futures Contracts:
  Net realized gain on investments sold .......................          545,751
  Net realized gain on financial futures contracts ............            4,330
  Change in net unrealized appreciation/depreciation
    of investments ............................................        3,076,985
  Change in net unrealized appreciation/depreciation
    of financial futures contracts ............................            1,656
                                                                     -----------
                       Net Realized and Unrealized
                       Gain on Investments and
                       Financial Futures Contracts ............        3,628,722
                       ---------------------------------------------------------
                       Net Increase in Net Assets
                       Resulting from Operations ..............      $15,867,726
                       =========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                                    ------------------------------
                                                                        1996             1997
                                                                    -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ........................................   $  12,355,792    $  12,239,004
   Net realized gain (loss) on investments sold and
      financial futures contracts ...............................        (168,934)         550,081
   Change in net unrealized appreciation/depreciation of
      investments and financial futures contracts ...............      (5,201,688)       3,078,641
                                                                    -------------    -------------
      Net Increase in Net Assets Resulting from Operations ......       6,985,170       15,867,726
                                                                    -------------    -------------
Distributions to Shareholders:
   Dividends from net investment income ($1.6300 and $1.5900
      per share, respectively) ..................................     (12,372,866)     (12,196,800)
                                                                    -------------    -------------
From Fund Share Transactions - Net: *
   (Market value of shares issued in reinvestment
      of distributions) .........................................       1,636,446        1,164,073
                                                                    -------------    -------------
Net Assets:
   Beginning of period ..........................................     165,974,231      162,222,981
                                                                    -------------    -------------
   End of period (including undistributed net investment income
      of $11,118  and $53,322, respectively) ....................   $ 162,222,981    $ 167,057,980
                                                                    =============    =============
* Analysis of Fund Share Transactions:
   Shares outstanding, beginning of period ......................       7,560,164        7,642,129
   Shares issued to shareholders in reinvestment of distributions          81,965           57,392
                                                                    -------------    -------------
   Shares outstanding, end of period ............................       7,642,129        7,699,521
                                                                    =============    =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase due to reinvestment in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
                                                            1993         1994         1995         1996         1997
                                                          --------     --------     --------     --------     --------
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...............   $  21.62     $  22.15     $  19.78     $  21.95     $  21.23
                                                          --------     --------     --------     --------     --------
   Net Investment Income ..............................       1.76         1.68         1.68         1.63         1.59
   Net Realized and Unrealized Gain (Loss)
      on Investments and Financial Futures Contracts ..       1.07        (2.34)        2.17        (0.72)        0.47
                                                          --------     --------     --------     --------     --------
   Total from Investment Operations ...................       2.83        (0.66)        3.85         0.91         2.06
                                                          --------     --------     --------     --------     --------
   Less Distributions:
   Dividends from Net Investment Income ...............      (1.76)       (1.68)       (1.68)       (1.63)       (1.59)
   Distributions from Net Realized Gain on Investments
      Sold and Financial Futures Contracts ............      (0.49)       (0.03)        --           --           --
   Temporary Overdistribution .........................      (0.05)        --           --           --           --
                                                          --------     --------     --------     --------     --------
   Total Distributions ................................      (2.30)       (1.71)       (1.68)       (1.63)       (1.59)
                                                          --------     --------     --------     --------     --------
   Net Asset Value, End of Period .....................   $  22.15     $  19.78     $  21.95     $  21.23     $  21.70
                                                          ========     ========     ========     ========     ========
   Per Share Market Value, End of Period ..............   $ 22.375     $ 17.875     $ 20.500     $ 19.500     $ 22.063
   Total Investment Return at Market Value ............       5.35%      (12.92%)      24.33%        3.13%       22.12%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...........   $163,709     $147,916     $165,974     $162,223     $167,058
   Ratio of Expenses to Average Net Assets ............       0.85%        0.88%        0.85%        0.85%        0.84%
   Ratio of Net Investment Income to Average Net Assets       7.78%        8.11%        7.93%        7.65%        7.44%
   Portfolio Turnover Rate ............................         99%          82%         102%         118%         141%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

Schedule of Investments

December 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Investors Trust on December 31, 1997. It's divided into two main categories: publicly traded bonds and direct placement security, and short-term investments. The securities are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                              PAR VALUE
                                                                     INTEREST        CREDIT     (000s         MARKET
ISSUER, DESCRIPTION                                                    RATE          RATING*   OMITTED)       VALUE
-------------------                                                    ----          -------   --------       -----
PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
Aerospace (0.41%)
  Jet Equipment Trust,
    Equipment Trust Cert Ser 95B2 08-15-14 (R) ...................     10.910%         BBB-     $  550     $   686,582
                                                                                                           -----------
Banks (11.93%)
  Abbey National First Capital, B.V.,
    Sub Note (United Kingdom) 10-15-04, (Y) ......................      8.200          AA-       1,000       1,093,930
  ABN-Amro Bank N.V. - Chicago Branch,
    Gtd Sub Deb (Netherlands) 05-31-05, (Y) ......................      7.250          AA-         500         524,890
  African Development Bank,
    Sub Note (Supra National) 12-15-03, (Y) ......................      9.750          AA-       1,000       1,181,150
  Bank of New York,
    Cap Security 12-01-26 (R) ....................................      7.780          A-          570         592,407
  Banque National de Paris - New York Branch,
    Sub Note (France) 01-15-07, (Y) ..............................      7.200          A1          520         537,612
  Barclays North American Capital Corp.,
    Gtd Cap Note 05-15-21 ........................................      9.750          AA-         900       1,014,993
  International Bank For Reconstruction and Development,
    30 Yr Bond (Supra National) 10-15-16, (Y) ....................      8.625          Aaa       3,800       4,775,840
  Landeskreditbank Baden - Wuerttemberg,
    Sub Note (Germany) 02-01-23, (Y) .............................      7.625          AAA       1,300       1,473,303
  National Westminster Bank PLC - New York Branch,
    Sub Note 05-01-01 ............................................      9.450          AA-       1,200       1,310,964
  NB Capital Trust IV,
    Cap Security 04-15-27 ........................................      8.250          A-          550         600,193
  Scotland International Finance No. 2 B.V.,
    Gtd Sub Note (United Kingdom) 01-27-04 (R), (Y) ..............      8.800          A         2,000       2,247,260
    Gtd Sub Note (United Kingdom) 11-01-06 (R), (Y) ..............      8.850          A+          750         862,430
  Security Pacific Corp.,
    Medium Term Sub Note 05-09-01 ................................     10.360          A1        1,750       1,969,660
    Sub Note 11-15-00 ............................................     11.500          A         1,000       1,135,450
  State Street Institutional Capital B,
    Cap Security 03-15-27 (R) ....................................      8.035          A           570         609,866
                                                                                                           -----------
                                                                                                            19,929,948
                                                                                                           -----------
Broker Services (0.31%)
  CS First Boston,
    Sub Note 05-15-06 (R) ........................................      7.750          AA-         485         518,935
                                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                              PAR VALUE
                                                                     INTEREST        CREDIT     (000s         MARKET
ISSUER, DESCRIPTION                                                    RATE          RATING*   OMITTED)       VALUE
-------------------                                                    ----          -------   --------       -----
Building (0.69%)
  Georgia-Pacific Corp.,
    Deb 01-15-18 .................................................      9.750%         BBB-     $  655     $   680,918
    Deb 02-15-18 .................................................      9.500          BBB-        450         469,139
                                                                                                           -----------
                                                                                                             1,150,057
                                                                                                           -----------
Chemicals (0.20%)
  Sociedad Quimica y Minera de Chile S.A.,
    Loan Part Ctf (Chile) 09-15-06 (R), (Y) ......................      7.700          BBB+        320         329,114
                                                                                                           -----------
Containers (0.55%)
  Riverwood International Corp.,
    Gtd Sr Sub Note 04-01-08 .....................................     10.875          CCC+        285         269,325
  Stone Container Corp.,
    Unit 04-01-02 ................................................     12.250          B-          630         652,050
                                                                                                           -----------
                                                                                                               921,375
                                                                                                           -----------
Cosmetics & Personal Care (0.46%)
  Johnson & Johnson,
    Deb 11-15-23 .................................................      6.730          AAA         750         767,003
                                                                                                           -----------
Energy (0.72%)
  AES Corp.,
    Sr Sub Note 07-15-06 .........................................     10.250          B+          670         725,275
  CalEnergy Co. Inc.,
    Sr Note 09-15-06 .............................................      9.500          BB-         435         475,333
                                                                                                           -----------
                                                                                                             1,200,608
                                                                                                           -----------
Finance (6.22%)
  CIT Group Holdings, Inc.,
    Deb 03-15-01 .................................................      9.250          A         1,000       1,089,070
  Constitution Capital Trust I,
    Cap Security 04-15-27 (R) ....................................      9.150          BBB         400         450,328
  ContiFinancial Corp.,
    Sr Note 08-15-03 .............................................      8.375          BB+         385         398,475
  DR Investments,
    Sr Note 05-15-07 (R) .........................................      7.450          A-          450         478,805
  DSPL Finance Co. B.V.,
    Gtd Sr Sec Note (Indonesia) 12-30-10 (R), (Y) ................      9.120          BBB         500         398,900
  Ford Motor Credit Co.,
    Note 12-08-05 ................................................      6.250          A           230         227,537
  Green Tree Home Improvement Loan Trust,
    Pass Thru Ctf Ser 1995-D Class M-1 09-15-25 ..................      6.950          Aa2         650         660,461
  IMC Home Equity Loan Trust,
    Pass Thru Ctf Ser 1996-1 Class A-5 12-25-13 ..................      6.290          AAA         720         716,175
  Industrial Credit Investment Corporation of India Ltd.,
    Bond (India) 08-15-07 (R), (Y) ...............................      7.550          BB+         520         431,184
  MBNA Master Credit Card Trust,
    Ser 1995-D Class A 11-15-02 ..................................      6.050          AAA       1,585       1,586,981

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                              PAR VALUE
                                                                     INTEREST        CREDIT     (000s         MARKET
ISSUER, DESCRIPTION                                                    RATE          RATING*   OMITTED)       VALUE
-------------------                                                    ----          -------   --------       -----
Finance (continued)
  Merrill Lynch Mortgage Investors, Inc.,
    Sub Bond Ser 1992-B Class B 04-15-12 .........................      8.500%         Aaa      $  341     $   346,115
  Midland American Capital Corp.,
    Gtd Deb 11-15-03 .............................................     12.750          A         1,650       1,737,648
  Standard Credit Card Master Trust,
    Credit Card Part Ctf Ser 1995-10 Class A 02-07-01 ............      5.900          AAA         485         484,239
  Susa Partnership, LP,
    Note 12-01-07 ................................................      7.000          BBB         340         341,768
  United Companies Financial Corp.,
    Sr Note 01-15-04 .............................................      7.700          BBB-        575         578,784
  Yanacocha Receivables Master Trust,
    Pass Thru Cert Ser 1997-A (Peru) 06-15-04 (R), (Y) ...........      8.400          BBB-        475         475,300
                                                                                                           -----------
                                                                                                            10,401,770
                                                                                                           -----------
Funeral Services & Related (0.43%)
  Loewen Group International, Inc.,
    Gtd Sr Note 10-15-03 .........................................      8.250          BB+         710         726,863
                                                                                                           -----------
Glass Products (0.29%)
  Vicap S.A. de C.V.,
    Gtd Sr Note (Mexico) 05-15-07 (R), (Y) .......................     11.375          B+          450         480,375
                                                                                                           -----------
Government - Foreign (2.35%)
  Croatia, Republic of,
    Sr Note (Croatia) 02-27-02 (R), (Y) ..........................      7.000          BBB-        500         500,825
  Nova Scotia, Province of,
    Deb (Canada) 04-01-22, (Y) ...................................      8.750          A-          750         932,243
  Ontario, Province of,
    Bond (Canada) 06-04-02, (Y) ..................................      7.750          AA-         500         531,405
  Panama, Republic of,
    Note (Panama) 02-13-02 (R), (Y) ..............................      7.875          BB+         505         486,063
  Quebec, Province of,
    Deb (Canada) 10-01-13, (Y) ...................................     13.000          A+          500         547,275
    Deb (Canada) 07-15-23, (Y) ...................................      7.500          A+          270         290,129
  Saskatchewan, Province of,
    Bond (Canada) 12-15-20, (Y) ..................................      9.375          A           480         636,557
                                                                                                           -----------
                                                                                                             3,924,497
                                                                                                           -----------
Government - U.S. (21.68%)
  United States Treasury,
    Bond 08-15-17 ................................................      8.875          Aaa       4,081       5,416,875
    Bond 05-15-18 ................................................      9.125          Aaa       3,250       4,426,598
    Bond 02-15-23 + ..............................................      7.125          Aaa       4,724       5,392,729
    Note 04-15-98 ................................................      7.875          Aaa       1,000       1,006,720
    Note 02-15-99 ................................................      8.875          Aaa       1,985       2,053,542
    Note 11-30-99 ................................................      7.750          Aaa       2,722       2,822,796
    Note 05-15-01 ................................................      8.000          Aaa         548         585,417
    Note 05-15-02 ................................................      7.500          Aaa       8,217       8,769,100
    Note 02-15-05 ................................................      7.500          Aaa       5,226       5,743,688
                                                                                                           -----------
                                                                                                            36,217,465
                                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                              PAR VALUE
                                                                     INTEREST        CREDIT     (000s         MARKET
ISSUER, DESCRIPTION                                                    RATE          RATING*   OMITTED)       VALUE
-------------------                                                    ----          -------   --------       -----
Government - U.S. Agencies (8.63%)
  Federal Home Loan Mortgage Corp.,
    20 Yr Pass Thru Ctf 01-01-16 .................................     11.250%         AAA      $  473     $   530,882
  Federal National Mortgage Assn.,
    15 Yr SF Pass Thru Ctf 01-25-05 ..............................      8.000          AAA       1,000       1,042,500
    15 Yr SF Pass Thru Ctf 02-01-08 ..............................      7.500          AAA         472         485,307
    15 Yr SF Pass Thru Ctf 06-01-10 + + ..........................      7.000          AAA         955         969,019
    30 Yr SF Pass Thru Ctf 10-01-23 ..............................      7.000          AAA         740         748,886
    30 Yr Pass Thru Ctf 03-01-24 + + .............................      6.500          AAA         285         281,438
    Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22 .................      6.940          AAA         373         385,897
  Government National Mortgage Assn.,
    30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25 ..................      9.500          AAA         915         990,215
    30 Yr SF Pass Thru Ctf 11-15-20 ..............................     10.000          AAA         231         257,822
    30 Yr SF Pass Thru Ctf 04-15-21 ..............................      9.000          AAA         465         504,154
    30 Yr SF Pass Thru Ctf 01-15-23 to 03-15-23 ..................      8.500          AAA       1,234       1,301,153
    30 Yr SF Pass Thru Ctf 03-15-24 to 02-15-26 + + ..............      7.500          AAA       3,692       3,782,918
    30 Yr SF Pass Thru Ctf 01-15-27 to 08-15-27 ..................      8.000          AAA         347         360,432
  Tennessee Valley Authority,
    Power Bonds 1989 Ser G 11-15-29 ..............................      8.625          AAA       2,500       2,783,850
                                                                                                           -----------
                                                                                                            14,424,473
                                                                                                           -----------
Insurance (4.95%)
  Conseco, Inc.,
    Sr Note 12-15-04 .............................................     10.500          BBB         715         860,345
  Equitable Life Assurance Society of the United States,
    Surplus Note 12-01-05 (R) ....................................      6.950          A           550         561,875
  Fairfax Financial Holdings Ltd.,
    Note 04-15-26 ................................................      8.300          BBB+        670         742,976
  Liberty Mutual Insurance Co.,
    Surplus Note 05-04-07 (R) ....................................      8.200          A+        1,050       1,158,623
    Surplus Note 10-15-26 (R) ....................................      7.875          A2          415         456,770
  Massachusetts Mutual Life Insurance Co.,
    Surplus Note 11-15-23 (R) ....................................      7.625          AA        1,100       1,202,058
  NAC Re Corp.,
    Note 06-15-99 ................................................      8.000          A-          355         363,303
  New York Life Insurance Co.,
    Surplus Note 12-15-23 (R) ....................................      7.500          AA-       1,500       1,523,070
  Sun Canada Financial Co.,
    Gtd Sub Note 12-15-07 (R) ....................................      6.625          AA          725         738,420
  URC Holdings Corp.,
    Sr Note 06-30-06 (R) .........................................      7.875          A-          615         663,505
                                                                                                           -----------
                                                                                                             8,270,945
                                                                                                           -----------
Leisure (1.00%)
  Mohegan Tribal Gaming Authority,
    Sr Sec Note Ser B 11-15-02 ...................................     13.500          BB+         150         192,375
  Showboat Marina Casino Partnership/Finance Corp.,
    1st Mtg Note Ser B 03-15-03 ..................................     13.500          B           500         602,500


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                              PAR VALUE
                                                                     INTEREST        CREDIT     (000s         MARKET
ISSUER, DESCRIPTION                                                    RATE          RATING*   OMITTED)       VALUE
-------------------                                                    ----          -------   --------       -----
Leisure (continued)
  Sun International Hotels Ltd.,
    Sub Note 12-15-07 ............................................      8.625%         B+       $  250     $   253,750
  Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
    Sr Note 06-15-05 .............................................     15.500          B-          550         629,750
                                                                                                           -----------
                                                                                                             1,678,375
                                                                                                           -----------
Media (7.11%)
  Adelphia Communications Corp.,
    Sr Note 10-01-02 .............................................      9.250          B3          525         535,500
  Century Communications Corp.,
    Sr Note 08-15-00 .............................................      9.500          BB-         275         287,375
  Clear Channel Communications, Inc.,
    Deb 10-15-27 .................................................      7.250          BBB-        525         528,150
  Comcast Cable Communications Inc.,
    Note 05-01-17 ................................................      8.875          BBB-        180         213,149
  Comcast Corp.,
    Sr Sub Deb 07-15-12 ..........................................     10.625          BB+         585         724,563
  Continental Cablevision, Inc.,
    Sr Sub Deb 06-01-07 ..........................................     11.000          BBB       1,210       1,343,536
  Garden State Newspapers, Inc.,
    Sr Sub Note 10-01-09 (R) .....................................      8.750          B+          430         432,150
  Hearst-Argyle Television, Inc.,
    Sr Note 11-15-07 .............................................      7.000          Baa3        485         488,584
  Le Groupe Videotron Ltee,
    Sr Note (Canada) 02-15-05, (Y) ...............................     10.625          Ba3         250         275,245
  News America Holdings Inc.,
    Gtd Sr Deb 08-10-18 ..........................................      8.250          BBB-        680         742,363
    Sr Note 10-15-99 .............................................      9.125          BBB-      1,000       1,045,970
  Rogers Cablesystems Ltd.,
    Sr Note Ser B (Canada) 03-15-05, (Y) .........................     10.000          BB+         800         880,000
  SFX Broadcasting, Inc.,
    Sr Sub Note Ser B 05-15-06 ...................................     10.750          B-          475         521,313
  TeleWest Communications PLC,
    Sr Deb (United Kingdom) 10-01-06, (Y) ........................      9.625          B+          365         385,075
  Time Warner, Inc.,
    Deb 01-15-13 .................................................      9.125          BBB-        540         643,016
  TKR Cable I, Inc.,
    Sr Deb 10-30-07 ..............................................     10.500          BBB-      1,875       2,113,688
  Videotron Holdings PLC,
    Sr Discount Note (United Kingdom) 08-15-05, (Y) ..............     11.000          BBB+        805         712,014
                                                                                                           -----------
                                                                                                            11,871,691
                                                                                                           -----------
Medical (1.06%)
  Integrated Health Services, Inc.,
    Sr Sub Note 01-15-08 (R) .....................................      9.250          B           570         581,400
  Physician Sales & Services, Inc.,
    Sr Sub Note 10-01-07 (R) .....................................      8.500          B           228         232,560

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                              PAR VALUE
                                                                     INTEREST        CREDIT     (000s         MARKET
ISSUER, DESCRIPTION                                                    RATE          RATING*   OMITTED)       VALUE
-------------------                                                    ----          -------   --------       -----
Medical (continued)
  Quest Diagnostics, Inc.,
    Sr Sub Note 12-15-06 .........................................     10.750%         B+       $  340     $   370,600
  Tenet Healthcare Corp.,
    Sr Sub Note 01-15-07 .........................................      8.625          B+          565         583,363
                                                                                                           -----------
                                                                                                             1,767,923
                                                                                                           -----------
Mortgage Banking (2.07%)
  Countywide Home Loans, Inc.,
    Mortgage Pass Thru Ctf Ser 1997-7 Cl A8 12-25-27 .............      7.250          Aaa         919         946,621
  GMAC Commercial Mortgage Securities, Inc.,
    Pass Thru Ctf Ser 1997-C2 Class A3 11-15-07 ..................      6.566          AAA         680         687,650
  Money Store Residential Trust 1997-I (The),
    Pass Thru Ctf Ser 1997-I Class A-3 08-15-12 ..................      6.680          AAA         625         622,070
  Salomon Brothers Mortgage Securities VII, Inc.,
    Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24 ...........      6.750          Aaa         437         440,640
  UCFC Home Equity Loan Trust,
    Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25 ..................      7.180          AAA         730         758,486
                                                                                                           -----------
                                                                                                             3,455,467
                                                                                                           -----------
Oil & Gas (0.99%)
  Camuzzi Gas Pampeana S.A.,
    Note 12-15-01 ................................................      9.250          BBB-        315         315,000
  Norsk Hydro ASA,
    Deb (Norway) 10-01-16, (Y) ...................................      7.500          A           690         743,227
  Transgas de Occidenta S.A.,
    Sr Note (Colombia) 11-01-10 (R), (Y) .........................      9.790          BBB-        590         607,578
                                                                                                           -----------
                                                                                                             1,665,805
                                                                                                           -----------
Paper & Paper Products (0.94%)
  Celulosa Arauco Y Constitucion S.A.,
    Note (Chile) 09-15-09 (R), (Y) ...............................      7.200          Baa3        540         528,660
  Indah Kiat International Finance Co.,
    Gtd Sec Bond Ser B (Indonesia) 06-15-02, (Y) .................     11.875          BB          135         130,275
    Gtd Sec Bond Ser C (Indonesia) 06-15-06, (Y) .................     12.500          BB          255         247,350
  Indah Kiat Pulp & Paper Corp. (P.T.),
    Sr Sec Note (Canadian Dollar) 11-01-00 (R) ...................      8.875          BB          225         202,500
  S.D. Warren Co.,
    Sr Sub Note 12-15-04 .........................................     12.000          B+          415         463,763
                                                                                                           -----------
                                                                                                             1,572,548
                                                                                                           -----------
Real Estate Investment Trust (0.31%)
  TriNet Corporate Realty Trust, Inc.,
    Note 05-15-01 ................................................      7.300          BBB-        500         511,180
                                                                                                           -----------
Retail (2.53%)
  Fort James Corp.,
    Sr Note 09-15-02 .............................................      6.500          BBB-        455         457,102
  Kroger Co. (The),
    Lease Ctf 02-01-09 ...........................................     12.950          BBB-      1,910       2,139,200

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                              PAR VALUE
                                                                     INTEREST        CREDIT     (000s         MARKET
ISSUER, DESCRIPTION                                                    RATE          RATING*   OMITTED)       VALUE
-------------------                                                    ----          -------   --------       -----
Retail (continued)
  May Department Stores Co. (The),
    Deb 06-15-18 .................................................     10.750%         A        $  126     $   134,422
  Safeway Inc.,
    Deb 01-15-09 .................................................     13.500          BBB         474         531,253
  Southern Foods Group L.P.,
    Sr Sub Note 09-01-07 (R) .....................................      9.875          B           495         517,275
  Supermercados Norte,
    Bond (Argentina) 02-09-04 (R), (Y) ...........................     10.875          B1          470         445,325
                                                                                                           -----------
                                                                                                             4,224,577
                                                                                                           -----------
Steel (0.29%)
  IVACO Inc.,
    Sr Note (Canada) 09-15-05, (Y) ...............................     11.500          B+          310         337,125
  Weirton Steel Corp.,
    Sr Note 03-01-98 .............................................     11.500          B           149         149,745
                                                                                                           -----------
                                                                                                               486,870
                                                                                                           -----------
Telecommunications (2.38%)
  Esprit Telecom Group Plc,
    Sr Note (United Kingdom) 12-15-07, (Y) .......................     11.500          N/R         245         252,350
  Iridium LLC/Iridium Capital Corp.,
    Gtd Sr Note Ser A 07-15-05 ...................................     13.000          B-          560         587,957
  Metronet Communications Corp.,
    Unit (Sr Note & Warrant) (Canada) 08-15-07 (R), (Y) ..........     12.000          N/R         510         589,050
  Nextel Communications, Inc.,
    Sr Disc Note (Step Coupon, 11.50%, 09-01-98) 09-01-03 ........       Zero          CCC         605         601,219
    Sr Disc Note (Step Coupon, 9.75%, 02-15-99) 08-15-04 .........       Zero          CCC         675         600,750
  Qwest Communications International Inc.,
    Sr Note Ser B 04-01-07 .......................................     10.875          B+          445         506,188
  TCI Communications, Inc.,
    Sr Deb 08-01-15 ..............................................      8.750          BBB-        504         584,131
  Teligent, Inc.,
    Sr Note 12-01-07 .............................................     11.500          CCC         250         250,625
                                                                                                           -----------
                                                                                                             3,972,270
                                                                                                           -----------
Tobacco (0.51%)
  RJR Nabisco, Inc.,
    Note 12-01-02 ................................................      8.625          BBB-        445         473,743
    Note 09-15-03 ................................................      7.625          BBB-        365         373,074
                                                                                                           -----------
                                                                                                               846,817
                                                                                                           -----------
Transportation (5.65%)
  America West Airlines, Inc.,
    Pass Thru Ctf Ser B 01-02-08 .................................      6.930          A-          510         515,755
  Continental Airlines,
    Pass Thru Ctf Ser 96-C 10-15-13 ..............................      9.500          BBB+        490         570,123
  Delta Air Lines, Inc.,
    Equip Tr Ctf Ser A 06-01-08 ..................................     10.000          BBB       2,000       2,489,940

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                              PAR VALUE
                                                                     INTEREST        CREDIT     (000s         MARKET
ISSUER, DESCRIPTION                                                    RATE          RATING*   OMITTED)       VALUE
-------------------                                                    ----          -------   --------       -----
Transportation (continued)
  Humpuss Funding Corp.,
    Gtd Note (Indonesia) 12-15-09 (R), (Y) .......................      7.720%         Baa3     $  505     $   408,378
  MRS Logistica S.A.,
    Bond Ser B (Brazil) 08-15-05 (R), (Y) ........................     10.625          B           430         388,075
  Northwest Airlines Inc.,
    Gtd Note 03-15-04 ............................................      8.375          BB-         250         257,385
    Pass Thru Ctf Ser 1996-1C 01-02-05 ...........................     10.150          BB+         325         347,932
    Pass Thru Ctf Ser 1996-1D 01-02-15 ...........................      8.970          BBB-        393         436,145
  NWA Trust,
    Sr Note Ser A 06-21-14 .......................................      9.250          A2          563         665,554
  Railcar Trust No. 1992-1,
    Pass Thru Ser 1992-1 Class A 06-01-04 ........................      7.750          AAA       1,469       1,540,690
  Scandinavian Airlines System,
    Deb (Sweden) 07-20-99, (Y) ...................................      9.125          A3          700         731,500
  U.S. Air, Inc.,
    Pass Thru Ctf Ser 1989-A2 01-01-13 ...........................      9.820          A-          345         381,656
    Pass Thru Ctf Ser 1990-A1 03-19-05 ...........................     11.200          BB+         622         697,921
                                                                                                           -----------
                                                                                                             9,431,054
                                                                                                           -----------
Utilities (13.36%)
  Avon Energy Partners Holdings,
    Sr Note (United Kingdom) 12-11-07 (R), (Y) ...................      7.050          A-          339         345,180
  British Telecom Finance, Inc.,
    Gtd Deb (United Kingdom) 02-15-19, (Y) .......................      9.625          AAA       1,075       1,159,751
  BVPS II Funding Corp.,
    Collateralized Lease Bond 06-01-17 ...........................      8.890          BB-         700         783,261
  Calpine Corp.,
    Sr Note 05-15-06 .............................................     10.500          B+          465         499,873
    Sr Note 07-15-07 (R) .........................................      8.750          BB-         190         193,800
  CE Casecnan Water & Energy Co., Inc.,
    Sr Note Ser A (Philippine Islands) 11-15-05, (Y) .............     11.450          BB          400         412,000
  CE Energy,
    Note 12-30-07 (R) ............................................      6.995          BBB+        485         489,596
  Cleveland Electric Illuminating Co. & Toledo Edison Co.,
    Sec Note Ser B 07-01-04 ......................................      7.670          Ba1         565         588,306
  Cleveland Electric Illuminating Co.,
    1st Mtg Ser B 05-15-05 .......................................      9.500          BB+       1,045       1,158,924
  EIP Funding-PNM,
    Sec Fac Bond 10-01-12 ........................................     10.250          Ba2         718         836,118
  Enersis S.A.,
    Note (Chile) 12-01-16, (Y) ...................................      7.400          A-          795         788,847
  Fideicomiso Petacalco Trust,
    Sr Sec Note (Mexico) 12-23-09 (R), (Y) .......................     10.160          BB          450         459,000
  First PV Funding Corp.,
    Deb Ser 86A 01-15-14 .........................................     10.300          BB-         202         218,408
    Deb Ser 86B 01-15-16 .........................................     10.150          BB-         690         746,904

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                              PAR VALUE
                                                                     INTEREST        CREDIT     (000s         MARKET
ISSUER, DESCRIPTION                                                    RATE          RATING*   OMITTED)       VALUE
-------------------                                                    ----          -------   --------       -----
Utilities (continued)
  Fitchburg Holdings Corp.,
    Sec Note 01-31-03 (r) ........................................     15.750%         BBB      $1,866     $ 2,014,954
  GTE Corp.,
    Deb 11-01-20 .................................................     10.250          A         1,500       1,694,310
  Hydro-Quebec Corp.,
    Gtd Deb (Canada) 02-01-03, (Y) ...............................      7.375          A+          750         784,538
    Gtd Bond (Canada) 02-01-21, (Y) ..............................      9.400          A+          900       1,162,080
  Iberdrola International B.V.,
    Note (Spain) 10-01-02, (Y) ...................................      7.500          AA-       1,000       1,052,460
  Long Island Lighting Co.,
    Deb 07-15-19 .................................................      8.900          BB+         380         404,354
    Gen Ref Bond 05-01-21 ........................................      9.750          BBB       1,060       1,086,500
    Gen Ref Mtg 07-01-24 .........................................      9.625          BBB       1,045       1,064,594
  Midland Cogeneration Venture L.P.,
    Sec Deb Ser C-91 07-23-02 ....................................     10.330          BB        1,081       1,162,341
  Midland Funding Corp. II,
    Deb 07-23-05 .................................................     11.750          B           300         360,405
    Deb Ser B 07-23-06 ...........................................     13.250          B           225         289,087
  North Atlantic Energy Corp.,
    1st Mtg Bond 06-01-02 ........................................      9.050          B+          580         596,031
  Philippine Long Distance Telephone Co.,
    Note (Philippine Islands) 03-06-07, (Y) ......................      7.850          BB+         530         461,763
  Puget Sound Energy, Inc.,
    Jr Sub Deb 06-01-27 (R) ......................................      8.231          Baa3        320         333,888
  System Energy Resources, Inc.,
    1st Mtg 08-01-01 .............................................      7.710          BBB-        590         611,848
  Waterford 3 Funding Corp.,
    Sec Lease Obligation Bond 01-02-17 ...........................      8.090          BBB-        535         559,257
                                                                                                           -----------
                                                                                                            22,318,378
                                                                                                           -----------
                                  TOTAL PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
                                                                        (Cost $156,505,960)     (98.02%)   163,752,965
                                                                                                --------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust

                                                                                       PAR VALUE
                                                                     INTEREST            (000s            MARKET
ISSUER, DESCRIPTION                                                    RATE             OMITTED)          VALUE
-------------------                                                    ----             --------          -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.88%)
  Investment in a joint repurchase agreement transaction with HSBC
  Securities, Inc., Dated 12-31-97, Due 01-02-98 (secured by
  U.S. Treasury Notes, 9.250% thru 11.250%, Due 02-15-15
  thru 02-15-16) - Note A........................................       6.600%            $3,138        $3,138,000
                                                                                                      ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
  Daily Interest Savings Account,
  Current Rate 4.95%.............................................                                              821
                                                                                                      ------------
                                                  TOTAL SHORT-TERM INVESTMENTS             (1.88%)       3,138,821
                                                                                         -------      ------------
                                                             TOTAL INVESTMENTS            (99.90%)     166,891,786
                                                                                         -------      ------------
                                                  OTHER ASSETS AND LIABILITIES             (0.10%)         166,194
                                                                                         -------      ------------
                                                              TOTAL NET ASSETS           (100.00%)    $167,057,980
                                                                                         =======      ============

NOTES TO THE SCHEDULE OF INVESTMENTS

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                                                           MARKET         MARKET
                                                                                                         VALUE AS A        VALUE
                                                                                                         PERCENTAGE        AS OF
                                                                              ACQUISITION  ACQUISITION    OF FUND'S     DECEMBER 31,
                                                                                 DATE         COST       NET ASSETS        1997
                                                                              -----------  -----------   ----------     ------------
Fitchburg Holdings Corp., Sec. Note, 15.75%, 01-31-03.......................   02-10-81    $2,293,925       1.21%       $2,014,954

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $22,607,110 or 13.53% of net assets as of December 31, 1997.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.

+ A portion of this United States Treasury Bond with a value of $103,311 owned by the Fund was designated as margin deposits for futures contracts as of December 31, 1997.

++ These securities having an aggregate value of $1,957,272 or 1.17% of the Fund's net assets, have been purchased on a when issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market values of $746,392 and $1,270,513 of U.S. Treasury Bond, 9.125%, 05-15-18 and U.S. Treasury Note, 7.500%, 02-15-05 have been segregated to cover the when-issued commitments.

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                      John Hancock Funds - Investors Trust

NOTE A -

ACCOUNTING POLICIES

John Hancock Investors Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $425,504 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows:
December 31, 2003 -- $421,130 and December 31, 2004 -- $4,374.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

      The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contracts being traded . Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or

=========================NOTES TO FINANCIAL STATEMENTS==========================

                      John Hancock Funds - Investors Trust


realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

      At December 31, 1997, open positions in financial futures contracts were as follows:

                                                              UNREALIZED
EXPIRATION    OPEN CONTRACT                 POSITION         APPRECIATION
----------    -------------                 --------         ------------
MAR  98       1 U.S. TREASURY NOTE          SHORT               $1,656
                                                                ======

      At December 31, 1997, the Fund has deposited in a segregated account $90,500 par value of U.S. Treasury Bond, 7.125% Due 02-15-23, to cover margin requirements on open financial futures contracts.

NOTE B -

MANAGEMENT FEE AND
ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

      In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceeds 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was estimated to be at an annual rate of less than 0.02% of the average net assets of each Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1997, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,176.

NOTE C -

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligation of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1997 aggregated $102,498,826 and $110,675,481, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $121,429,643 and $109,191,792, respectively.

      The cost of investments owned at December 31, 1997 (excluding the corporate savings account) for federal income tax purposes was $159,982,724. Gross unrealized appreciation and depreciation of investments at December 31, 1997 aggregated $8,373,774 and $1,465,533, respectively, resulting in net unrealized appreciation of $6,908,241.

================================================================================

                      John Hancock Funds - Investors Trust

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investors Trust

We have audited the accompanying statement of assets and liabilities of John Hancock Investors Trust (the " Trust"), including the schedule of investments, as of December 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Investors Trust at December 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts

February 6, 1998


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended December 31, 1997.

      None of the distributions qualify for the dividends received deduction available to corporations.

      Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January of 1998. This will reflect the tax character of all distributions for calendar year 1997.

================================================================================

                      John Hancock Funds - Investors Trust

DIVIDENDS AND DISTRIBUTIONS

During 1997, dividends from net investment income totaling $1.5900 per share was paid to shareholders. The dates of payment and the amounts per share are as follows:

                                                          INCOME
PAYMENT DATE                                             DIVIDEND
------------                                             --------
March 31, 1997                                           $0.3975
June 30, 1997                                            $0.3975
September 30, 1997                                       $0.3975
December 30, 1997                                        $0.3975

INVESTMENT OBJECTIVE AND POLICY

John Hancock Investors Trust is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. Its primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may issue a single class of senior securities not to exceed 33 1/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

      The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Investors Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

      Any shareholder of record of John Hancock Investors Trust ("Investors") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Investors' Common Shares in lieu of all or a portion of the cash dividends.

      Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank, or nominee to participate in the Plan.

      Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A

================================================================================

                      John Hancock Funds - Investors Trust

shareholder will receive a cash payment for any fractional share held.

      The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Investors will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Investors' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Investors. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

      The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

      The reinvestment of dividends does not in any way relieve participating shareholders of any Federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

      All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

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